Exhibit 10.9.1

4	I Ile I IIWT1d5 Law [g]roup, r.M. 445 East Palmetto Park Road Boca Raton, FL 33432 Tel 561-363-7474 Fax 661-368-0293
FLORIDA A550CIATION OF REALTORS®

Addendum No. 5

to the Contract dated 2/25/07

between
Cameron Jacobs

and Millennium group Worldwide inc. concerning the property described as: See Exhibit A atgdied hereto and Incoreated herein	(Buyers

(the "Contract"). Buyer and Seller make the following terms and conditions part of the Contract:

1.

The legal description attached hereto as Exhibit A Is the legal description of the property,

2.

Paragraph BOA line 183 of the Contract is hereby modified to substitute " single family residential " in place of "Vacant Platted Lots''.

3.

The Parties hereby agree that all Buyers obligations in this Contract shall be contingent on the completion of the  Initial Public Offering ("!PO") placed by Buyer on or before August 17, 2007. At all times during the !PO  process, this agreement shalt remain in full force and effect. In the event the funding requirements of the IPO are not met and this transaction closed, on or before May 29, 2008, this agreement shall automatically terminate and the parties shall be released from all obligations herein.

41■101••■

4.

Buyer may assign this agreement to an entity controlled by Buyer without Seller's prior consent.

Millennium Group Worldwide, Inc.

Exhibit 10.9.1

Date: November 7, 2007	Buyer:
Julius Jackson, Sr, President

Date:	Buyer:

Date: November 7, 2007	Seller: Cameron Jacobs

Date;	Seller:

AGSP-2 Rev. 5/24 dill 1994 Fforida Association of REALTORSOAG Rights Reserved. Licensed to Ma Slat.

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02-17-'08 11:16 FROM-The Thomas Law Group

5613680293

T-887 P003/003 F-476

EA1-1_1151 1 A

Lots 17 and 1.8, 27-45, 51-50, 61-71, 83 and 84, 85-89, 92, 101-105, 197-1161 117, 118, 125-132, 133 and 134, 145-156,172, 173, /74, 175, 176-187, 189 and /90, 205-216, 217 and 218, 219-224, 227-228, 243-251, 449-453,458-464, 471-476, 477-481 and 482-493, COLLIER HEIGHTS, according to the plat thereof, recorded in Map Book 8, Page(s) 2 of the Public Records of St. lams County, Florida.